Exhibit 32

CERTIFICATION OF CEO AND CFO

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fusion Telecommunications International, Inc. (the “Company”), on Form 10-Q for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Matthew D. Rosen, Chief Executive Officer of the Company, and Barbara Hughes, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to each officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Dated: August 14, 2006	/s/ Matthew D. Rosen
Matthew D. Rosen
President and Chief Executive Officer

Dated: August 14, 2006	/s/ Barbara Hughes
Barbara Hughes
Chief Financial Officer